Investor Presentation August 27-28, 2020 Exhibit 99.1

Forward looking statements and non-GAAP financial measures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 including statements regarding our future financial and operating performance, which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this presentation, including in relation to our ability to attract and retain advisors, competition in the industry in which we operate, the interest rate environment, shifting investor preferences, our financial performance, investments in new products, services and capabilities, our ability to execute strategic transactions, legal and regulatory developments, general market, political, economic and business conditions and the impacts of the COVID-19 pandemic on our operations, demand from our customers and end investors and our operating results. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2019, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, which are on file with the Securities and Exchange Commission and available on our investor website at ir.assetmark.com. All information provided in this presentation is based on information available to us as of the date of this presentation and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this presentation, which are inherently uncertain. We undertake no duty to update this information unless required by law.  Use of Non-GAAP Financial Information To supplement our financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, we use non-GAAP financial measures: adjusted EBITDA, adjusted EBITDA margin, adjusted expenses and adjusted net income. The presentation of these non-GAAP financial metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the limitations thereof and reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure, please refer to our earnings release, Form 10-Q for the quarter ended June 30, 2020, and slides 32-36 of this presentation.

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Key messages for today 1 2 Mission-driven, client-focused culture with a consistent strategy that has demonstrated resiliency during uncertain times 3 4 Attractive and growing market with secular industry tailwinds as demand for fee-based financial advice grows 5 Strong organic platform asset growth, highlighted by $63.2 billion in platform assets as of June 30, 2020 and net flows of $2.7B in the first half 2020 AssetMark is in a financially strong position, with a resilient balance sheet, low net debt ratio, strong cash flow generation and high liquidity AssetMark is growing. Financial performance remains strong, despite the slowdown in growth caused by COVID-19

AssetMark is a leading provider of comprehensive wealth management solutions focused on helping advisors grow

8,400+
independent, fee-based advisors

$63.2B
in platform assets

25.6%
2Q20 adjusted EBITDA margin[2,3]

179,000+
investor households

8.9%
net flows as a percent of beginning platform assets[1]

$25.3M
2Q20 adjusted EBTDA[2]

700+
employees

8%+
total revenue y/y growth from 1H19 to 1H20

64
Net Promoter Score as of July 2020

Note: Data is as of June 30, 2020 unless otherwise stated.
[1] Calculated as annualized net flows of $2.7 billion divided by beginning-of-period platform assets of $61.6 billion as of January 1, 2020
[2] Adjusted EBITDA is defined by us as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments such as non-recurring items. See the Appendix for a reconciliation from net income, the most directly comparable U.S. GAAP financial measure, to adjusted EBITDA.
[3] Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue. See the Appendix for a reconciliation from net income margin, the most directly comparable GAAP financial measure, to adjusted EBITDA margin.

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We are committed to a mission-driven, client-focused culture Our mission is aligned with advisors and investors Focused on a consistent strategy Guided by strong values And conducted in a culture of compliance Fully integrated technology platform Personalized and scalable service Curated investment solutions

Opportunity Highlights Market Overview Company Overview Financial Overview Appendix Contents

Our continued growth is supported by a strong market opportunity reinforced by industry tailwinds…

Large U.S. investor market nearing $100 trillion; $20 trillion served by advisers[1]

As of December 31, 2018



Investor Net Worth $99.8T
~20% of total investor net worth is adviser-intermediated
Adviser-Intermediated Assets $19.9T

Demand for financial advice is growing and independent models are gaining share[2]

Independent channel market share[3]



42%
48%
2018
2023E

Advisers are shifting to fee-based practices[4]

Fee-based revenue as a % of total adviser revenues



40%
69%
+29%
2013
2019

[1]For illustrative purposes only; not drawn to scale. Source: Cerulli Lodestar U.S. Retail Investor Database and Intermediary.
[2]Source: Cerulli, U.S. Intermediary Distribution 2018 and internal estimates.
[3]The independent channel includes hybrid RIAs, independent RIAs, independent broker-dealers and insurance broker-dealers.
[4]Source: PriceMetrix, The State of Retail Wealth Management, 2016 and 2020.

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…Including the trend of more and more advisors outsourcing Source: Commissioned study: Impact of Outsourcing, 2019. Stronger client relationships Higher acquisition of new clients Increased client retention Increased client referrals 48% 65% 67% 68% 98% 87% 98% of outsourcing advisors surveyed stated they delivered better investment solutions due to outsourcing. Nearly 9 out of 10 outsourcing advisors surveyed stated that the benefits of outsourcing investment management have met or exceeded their expectations. % OF ADVISORS SURVEYED WHO SAY OUTSOURCING HELPS DELIVER:

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Our holistic offering helps enhance advisors’ scale, reduce expenses and position advisors for growth AssetMark Compelling and fully integrated platform designed to reduce costs and streamline processes while supporting the advisor and investor lifecycle Technology Platform Advisor Service Investment Solutions Compliance Custody Highly tenured sales, service and operations professionals support advisors across their business Carefully vetted set of solutions using leading third-party and proprietary strategists provides optionality, streamlines work and maximizes advisors’ time with their clients Open architecture custodial platform provides flexibility. Proprietary option through AssetMark Trust Company (ATC) streamlines workflow While we are not responsible for monitoring compliance, we provide advisors with compliance support through portfolio monitoring and risk profiling tools that help mitigate risk Advisor

Technology: Innovative and robust platform provides end-to-end solutions to automate workflows and enable client dialogue Reporting customized to advisor and investor needs Quarterly investment reports On-demand reporting Client-directed Activity Management provides a unique, modern client experience Investor portal Real-time tracking center Advisor Administration designed to enhance business success Fee calculation and billing Trading and rebalancing Business consulting Prospecting and client acquisition helps to enhance engagement Customized marketing materials Engaging portfolio analytics Investor proposals Account opening and management streamlines operations Automated account opening Portfolio setup eSignature at AssetMark Trust Portfolio review and construction delivers flexibility and informed conversations Investment research Flexible portfolio construction Modern digital advice capability

Field Support acts as an extension of our advisors’ businesses, providing expertise and ongoing platform support to help advisors grow and compete Service and Operations Teams support advisors’ day-to-day operations to help ensure all operational activities are monitored and accurately executed Specialty Teams customize solutions based on advisors’ needs to provide expertise in business consulting, retirement plans and investments Senior Leadership fosters deep relationship through ongoing engagement with advisors Senior Leadership Service and Operations Teams Field Support Specialty Teams Advisor Service: Multi-faceted support structure fosters deep and lasting relationships with advisors AssetMark’s support structure helps advisors with tasks across their workflow, such as providing specialized training and servicing, opening new accounts, completing asset transfers, and providing portfolio construction insights in order to help advisors build efficient and scalable businesses. Over 100 field experts and 250 dedicated service and operations professionals1 1 As of June 30, 2020.

Investments: Curated investment platform helps to enhance advisors' capabilities and meaningfully reduce their workload

We strive to deliver **curated investment solutions** through a differentiated framework supported by:

1 Exceptional due diligence

Carefully vetted solutions

- Search the universe of nearly **850 investment managers** for approaches that align with our portfolio construction framework
- Look for managers who offer innovative solutions and understand advisors' needs for **transparent and disciplined processes**
- **Comprehensive evaluation** that will **complement** our existing strategists
- Present **final recommendations** to the Investment Committee

2 Portfolio optionality

Advisors can **choose**:

Turnkey portfolio solutions

Incorporate AssetMark or third-party strategist solutions into a professionally managed portfolio

or

Advisor constructed portfolios
Open Architecture Investment Platform

Design and build portfolios tailored to investors' financial goals and risk tolerance

3 Supported by a dedicated, experienced team

Current investment leadership team has a **combined 85 years** of leadership experience at AssetMark

7 Chartered Financial Analysts (CFA)

3 Chartered Alternative Investment Analysts (CAIA)

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We continue to invest to accelerate our growth trajectory… 1 As of June 30, 2020. 2 From January 1, 2015 to June 30, 2020. Expand services to new segments Help advisors grow their businesses Expand share of wallet from existing advisors Increase the advisor base Where we are… Where we’re going… 8,474 Total advisors1 $63.2 billion platform assets1 $215 million invested in technology to enhance core business capabilities2 Successful acquisition of Continue building new independent advisor relationships through digital lead generation, enhanced marketing and salesforce outreach Pursue outside assets tthrough selective expansion of investment solutions and deepening our outsourcing offer Expand to adjacent channels in RIA market, OSJ segment, retirement services and high-net-worth segment Pursue acquisitions that are accretive and synergistic Continue to help advisors grow through business consulting engagements, addition of Financial Wellness Program and exceptional platform support $3.5B Continue to pursue strategic transactions Deep business consulting designed to help advisors grow and build sustainable businesses $3.8B $2.0B 2,327 Engaged advisors1

… But we are just scratching the surface


Independent Broker Dealers[1]
RIA[2]
Bank Trust[3]
Retirement[4]
Total Market
Total Addressable Market
$3.6T
$2.1T
$4.8T
$696B
$1.2T
$514B
$5.7T
$1.6T

	Independent Broker Dealers[1]	RIA[2]	Bank Trust[3]	Retirement[4]
AMK Assets (as of 06/30/2020)	**$51.1B**	**$10.5B**	**$677M**	**$1.0B**
Target Advisor/ Plan Profile	IBDs with less than $250M in AUM	Fee-only RIAs - less than $250M in AUM; Office of Supervisory Jurisdiction (OSJ)	Community banks and credit unions looking to diversify their recurring revenue streams	401(k) plans <$25 million and ERISA-covered 403(b) plans
Growth Strategy	Continue to enhance holistic offering of technology, service and investment solutions to attract new advisors and expand share of wallet among existing advisors.	Target independent RIAs through our turnkey offering of technology, investments and scaled service and support, including the launch of advisor managed portfolio anticipated later in 2020. Our added value to RIAs is to help these advisors become more efficient and scale.	Closed acquisition of OBS, which is expected to provide low risk entry into the bank trust channel. We plan to enhance existing technology and services provided by OBS.	Enhance our marketing strategies and data analytics to educate advisors on how to prospect, win and service retirement plans.

Source: Cerulli, 2019 U.S. Broker/Dealer Marketplace Annual; Cerulli, 2019 U.S. RIA Marketplace Annual; Cerulli, U.S. Retirement Markets 2019 and internal estimates.
1 Total market includes independent Broker Dealers and insurance Broker Dealers of all sizes; TAM includes independent Broker Dealers with <$250M in asset and insurance Broker Dealers of all sizes.
2 Total market includes independent RIAs and Hybrid RIAs of all sizes; TAM includes independent RIAs and Hybrid RIAs below $250 million.
3 Total market includes Superregional, Regional and Community bank trusts assets. TAM only includes Regional and Community Bank trust assets.
4 Total market includes, all 401(k) plan assets and ERISA-covered 403(b) plans; TAM includes all 401k plans below $25 million and all ERISA-covered 403(b) plans. Overlaps total market and TAM for IBD, RIA and bank trust if the advisor is working with retail clients. No overlap if advisor is working directly with plan sponsor.

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Strong, dedicated management team with extensive industry experience to further our growth strategy



Charles Goldman
President
Chief Executive Officer

- An industry veteran with deep experience working with independent advisors and broker dealers
- Charles was previously President of Custody & Clearing at Fidelity Investments, as well as Head of Schwab Institutional (among other senior roles at The Charles Schwab Corporation)



Gary Zyla
EVP, Chief Financial Officer

- Gary oversees Finance at AssetMark
- Guided AssetMark through 2013 and 2016 private sales and 2019 IPO
- Prior experience includes roles at Genworth Financial in both the Corporate and Retirement and Protections segments, where he led the Capital Management team and served as Vice President of Financial Planning & Analysis



Michael Abelson
EVP, Corporate Development

- Mike is responsible for analyzing acquisition and growth opportunities that support advisor and investor needs
- Mike joined AssetMark in 1994 and has served in several additional leadership roles ranging from Operations and Project Management to Investments and Product Development



Ted Angus
EVP, General Counsel

- Ted is responsible for managing the Legal and Compliance Department at AssetMark
- Prior to joining AssetMark, Ted served as an Associate General Counsel at The Charles Schwab Corporation, providing legal and regulatory advice to a variety of Schwab businesses



Jerry Chafkin
EVP, Chief Investment Officer

- Jerry is responsible for designing and managing AssetMark's investment framework and overseeing proprietary investment solutions
- Previously Jerry was the President and CEO at AlphaSimplex, Chief Executive Officer at IXIS Asset Management U.S., L.P. and served in various senior roles at The Charles Schwab Corporation including Executive Vice President of the Advised Investor Division



Carrie Hansen
EVP, Chief Operating Officer

- Carrie leads all Operations and Service functions, oversees all custodial relationships and serves as President of our Mutual Funds division
- Prior to joining AssetMark, Carrie worked for Barclays Global Investors where she headed the Investment Operations Group in Tokyo, Japan



Michael Kim
EVP, Chief Client Officer

- Michael leads AssetMark's Client Development function and oversees our national Sales and Consulting team, Sales Strategy and Operations, Strategic Accounts and Marketing
- Prior to joining AssetMark, Michael was a Senior Vice President at Fidelity Investments



Muk Mehta
EVP, Chief Information Officer

- Muk is responsible for technology strategy and implementation with a focus on creating systems and solutions that help advisors achieve success
- Previously, Muk was the Chief Information and Technology Officer at Cetera Financial Group and Managing Director and Corporate CIO at TD Ameritrade



Esi Minta-Jacobs
EVP, Program Management & HR Leader

- Esi is responsible for developing and executing our human resource strategy, and overseeing a scalable structure for project delivery.
- Prior to joining AssetMark, Esi was an SVP at Wells Fargo overseeing international operations project delivery, and a Partner Integration Manager at Peoplesoft.



Natalie Wolfsen
EVP, Chief Solutions Officer

- Natalie leads AssetMark's Strategy and Solutions functions, managing Product Development, Digital Strategy, Business Consulting and Corporate Strategy
- Before joining AssetMark, Natalie was Head of Marketing for New York-based First Eagle Investment Management. She previously served as Head of Product Management and Development for Pershing LLC and spent several years at The Charles Schwab Corporation

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Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

AssetMark is in a position of financial strength… Note: All data as of June 30, 2020, unless noted $93.6M of cash on the balance sheet 1.1x Debt to 2019 Adjusted EBITDA leverage ratio 99% Of total revenue is recurring in nature Strong Cash Flow Cash and liquidity needs will continue to be met by cash generated from ongoing operations

… and continues to grow, despite challenging times $907M 2Q20 net flows $63.2B Platform assets, an all-time high $13.4M q/q growth in cash on balance sheet 178 2Q20 NPAs, despite zero in-person meetings in April and May Note: All data as of June 30, 2020

Platform assets – 2Q20 and 2020 YTD $ billion 8.9% Net Flows as a % of Beginning-of-Period Platform Assets2 $ billion Platform assets at beginning-of-period Net flows Market Platform assets at period-end Platform assets at beginning-of-period Net flows Market Platform assets from acquisition Platform assets at period-end 1As of June 30, 2020. 2Calculated as annualized net flows of $2.7 billion divided by beginning-of-period platform assets of $61.6 billion as of January 1, 2020.

Sales activities continue at record levels… Increase in sales activity from prior year is attributable to: 1) increased availability of advisors, 2) higher level of sales outreach, 3) greater number of marketing initiatives and 4) limited in-person events leading to a reduction in sales travel time Note: Sales activity includes all engagement points (meetings, both virtual and in person, substantive calls) Leads are defined as advisors who have not been converted to the prospect stage yet. Contacts include prospects, NPAs and existing advisors. August sales activity is based on real data through August 15th, and then run-rated for the remainder of the month. AssetMark is providing additional data to help provide context during these uncertain times, and does not intent to create a new obligation for future disclosure. Sales activity is not an indication of future production.

Commentary: Improved proposal trend reflect COVID adjustment & market sentiment The proposal activity is a good leading indicator for advisor engagement on our platform. Generally, a subset of proposals will convert to submitted accounts in 60-90 days, although this time has been lengthened as a result of the pandemic. ...as proposal volumes begin to trend back to pre-COVID levels Note: August data is based on actual data through August 15th, and then run-rated for the remainder of the month. AssetMark is providing additional data to help provide context during these uncertain times, and does not intend to create a new obligation for future disclosure. Proposals are not an indication of future production.

As mentioned during our 2Q20 earnings call, net flows as a % of Beginning Platform Assets are expected to be 8% to 10% for FY2020 Monthly net flows during the pandemic (April-July) have averaged $307 million per month. To achieve the low end of the guidance, net flows would need to average $375 million per month from August through December. To achieve the high end of the guidance, flows would need to average $625 million per month over the same time period. In 2021, barring any dramatic changes in the macro environment, we are hopeful about achieving our previous target of 10%+. 1 Estimates for illustrative purposes to show the monthly averages required to hit low and high end of 8-10% guidance range. 2 Net flows through August 25th. This monthly data is being provided on a supplemental basis and should not be taken as a substitute for the August AMK report, to be released in mid-September. This monthly data is preliminary and subject to revision and should not be taken as an indication of the financial performance of AssetMark for the quarter ending September 30, 2020 or any future period.   Through August 25, net flows for the month were over $450 million.2 $375 $4,936 8.0% $500 $5,561 9.0% $625 $6,186 10.0% 2020 Total Net Flows 2020 Net Flows as a % of BoP Assets $61,600 Platform Assets (12/31/2019) Net Flows (Jan-July) 1Q20 Monthly Avg. April - July Monthly Avg. Monthly Avg. for Remainder of 20201 $3,061 $611 $307 Through August 25, net flows for the month were over $450 million.2

Second quarter results highlighted by strong top line numbers  (dollars in millions) 2Q20 2Q19 VPY Total revenue $99.1 $104.5 (5.1%) Asset-based 94.7 94.3 0.5% Spread-based 3.5 8.8 (59.7%) Revenue less cost of revenue $68.6 $71.3 (3.7%) Asset-based 64.6 62.6 3.2% Spread-based 3.1 7.2 (56.8%) Total revenue (2Q19-2Q20) $ million Revenue less cost of revenue (2Q19-2Q20) $ million

Net yield trend analysis (2Q19-2Q20) Net Yield Commentary Net spread yield lower as a result of a lower interest rate environment causing AssetMark to earn less revenue on the cash held at ATC. 2Q action to transition all 3rd party retail mutual funds to institutional class will cause a decline in asset-based fees by ~2 bps starting in 3Q20. Looking ahead, continue to expect a regular decline in asset-based fee yield of 1 bp per year as a result of mix-shift. Note: Total may not add up due to rounding.

Adjusted expenses down q/q driven by expense management Reported Expenses Adjusted Expenses  (dollars in millions) 2Q20 2Q19 2Q20 2Q19 VPY ($) VPY (%) Asset-based expenses $30.1 $31.6 $30.1 $31.6 ($1.5) (4.9%) Spread-based expenses $0.4 $1.6 $0.4 $1.6 ($1.2) (72.9%) Employee compensation $45.4 $35.5 $28.1 $28.0 $0.1 0.3% SG&A1 $16.5 $17.6 $15.0 $13.9 $1.0 7.2% Interest expense $1.5 $4.0 $1.5 $4.0 ($2.6) (63.4%) Depreciation and amortization $8.7 $7.6 $3.6 $2.5 $1.1 45.3% Total $102.6 $98.0 $78.7 $81.7 ($3.0) (3.7%) 1Includes general and operating expenses and professional fees For additional color, an adjusted expense reconciliation table per income statement line item can be found on Slide 32 of this presentation. Employee compensation was flat year-over-year, headcount grew 3.7% over this time SG&A is up $1.0 million year-over-year, primarily driven by the cost of being a public company

Bottom line results in line with expectations  (dollars in millions, except per share data) 2Q20 2Q19 VPY Adjusted EBITDA $25.3 $28.6 (11.4%) Adjusted EBITDA margin 25.6% 27.4% (180 bps) Adjusted net income $15.1 $16.6 (8.9%) Adjusted EPS1 $0.21 $0.25 (16.0%) 1Calculated using weighted average number of common shares outstanding, diluted of 72,602,000. Adjusted EBITDA is defined by us as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments such as non-recurring items. See the Appendix for a reconciliation from net income, the most directly comparable U.S. GAAP financial measure, to adjusted EBITDA. Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue. Adjusted net income represents net income before: (a) share-based compensation expense, (b) amortization of acquisition-related intangible assets, (c) acquisition and related integration expenses, (d) restructuring and conversion costs and (e) certain other expenses. Reconciled items are tax effected using the income tax rates in effect for the applicable period, adjusted for any potentially non-deductible amounts. See the Appendix for a reconciliation from net income to adjusted net income. Adjusted EBITDA and Adjusted EBITDA Margin (2Q19-2Q20) Adjusted Net Income (2Q19-2Q20) $ million and % $ million

Outlook for the remainder of 2020  (dollars in millions, except per share data) 2019 1H2020 2020 Outlook y/y growth at midpoint Revenue less cost of revenue $286.9 $147.2 $286-$293 flat Adjusted EBITDA $109.9 $53.7 $107-$113 flat Adjusted EBITDA margin 26.3% 25.1% ~25% ~(100 bps) Adjusted net income $66.1 $32.9 $63-$69 flat 2020 revenue outlook reflects the range of outcomes if the market is down 5% vs. up 5% in the third quarter. The fourth quarter market will have very little impact on our 2020 results due to our advance billing. Revenue less cost of revenue is a non-GAAP financial metric. Please view this financial metric along with the corresponding GAAP metric, total revenue. See the Appendix for a reconciliation from total revenue, the most directly comparable U.S. GAAP financial measure, to revenue less cost of revenue. Adjusted EBITDA is defined by us as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments such as non-recurring items. See the Appendix for a reconciliation from net income, the most directly comparable U.S. GAAP financial measure, to adjusted EBITDA. Adjusted net income represents net income before: (a) share-based compensation expense, (b) amortization of acquisition-related intangible assets, (c) acquisition and related integration expenses, (d) restructuring and conversion costs and (e) certain other expenses. Reconciled items are tax effected using the income tax rates in effect for the applicable period, adjusted for any potentially non-deductible amounts. See the Appendix for a reconciliation from net income to adjusted net income.

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

2Q20 net yield calculation 1 Billable assets for the quarter represent prior quarter’s ending assets. 2 2Q19 average asset number Includes pro-rated impact of GFPC, which closed on April 17th, 2019 (dollars in millions) 2Q20 2Q19 Revenue less cost of revenue     Asset-based $64.6 $62.6 Spread-based $3.1 $7.2 Other income $0.9 $1.4 Total $68.6 $71.3 Billable assets1 $56,025 $49,695 Average assets2 $56,025 $52,853 Annualized net yield 49 bps 54 bps

Adjusted expense reconciliation (dollars in millions) 2Q20 2Q19 Adj. Expense VPY   Expense Total Adjustments Adjusted Expense Expense Total Adjustments Adjusted Expense   Asset-based expenses $30.1 - $30.1 $31.6 - $31.6 (4.9%) Spread-based expenses $0.4 - $0.4 $1.6 - $1.6 (72.9%) Employee compensation $45.4 ($17.3) $28.1 $35.5 ($7.5) $28.0 0.3% SG&A1 $16.5 ($1.6) $15.0 $17.6 ($3.7) $13.9 7.2% Interest expense $1.5 - $1.5 $4.0 - $4.0 (63.4%) Depreciation and amortization $8.7 ($5.1) $3.6 $7.6 ($5.1) $2.5 45.3% Total $102.6 ($24.0) $78.7 $98.0 ($16.3) $81.7 (3.7%) 1Includes general and operating expenses and professional fees

Revenue less cost of revenue reconciliation – quarter ended June 30, 2020 Three Months ended June 30 2020 2019 Six months Ended June 30 2020 2019 Revenue:Asset-based revenue 94,712$ 94,273$ 200,362$ 177,336$ Spread-based revenue 3,549 8,810 11,500 16,359 Other revenue 870 1,400 2,159 3,102 Total revenue 99,131 104,483 214,021 196,797 Expenses:Asset-based expenses 30,084 31,625 65,099 59,727 Spread-based expenses 433 1,595 1,722 2,073 Total cost of revenue 30,517 33,220 66,821 61,800 Revenue less cost of revenue:Asset-based 64,628 62,648 135,263 117,609 Spread-based 3,116 7,215 9,778 14,286 Other revenue 870 1,400 2,159 3,102 Total revenue less cost of revenue:68,614$ 71,263$ 147,200$ 134,997$

Adjusted EBITDA reconciliation – quarter ended June 30, 2020

(in thousands except for percentages)	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019
Net income (loss)	$ (9,280)	$ 3,237	(9.4)%	3.1%
Provision for income taxes	5,805	3,289	5.9%	3.1%
Interest income	(249)	(730)	(0.3)%	(0.7)%
Interest expense	1,474	4,031	1.5%	3.9%
Amortization/depreciation	8,747	7,613	8.9%	7.3%
EBITDA	6,497	17,440	6.6%	16.7%
Share-based compensation[(1)]	13,934	5,226	14.0%	5.0%
IPO readiness[(2)]	—	767	—	0.8%
Reorganization and integration costs[(3)]	44	130	—	0.1%
Acquisition expenses[(4)]	3,648	5,031	3.7%	4.8%
Business continuity plan[(5)]	1,245	—	1.3%	—
Unrealized (gain) loss in investments	(39)	—	—	—
Adjusted EBITDA	$ 25,329	$ 28,594	25.6%	27.4%

(1) "Share-based compensation" represents granted share-based compensation in the form of Class C Common Units (which are incentive units) of AssetMark Holdings LLC, our former parent company, and RSA, restricted stock unit and stock option grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.

(2) "IPO readiness" includes professional fees related to our preparation for becoming a public company. These expenses primarily include services for financial and human resources systems implementation, executive compensation assessments and other consulting services. These expenses are nonrecurring as they are limited to our public-company readiness preparation and do not include ongoing public-company compliance costs.

(3) "Reorganization and integration costs" includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.

(4) "Acquisition expenses" includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.

(5) "Business continuity plan" includes incremental compensation and other costs that are directly related to operations while transitioning to a remote workforce and other costs due to the COVID-19 pandemic.

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34

Adjusted Net Income reconciliation – quarter ended June 30, 2020 (1)Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016. (2)Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation. (3)Reflects the tax impact of expense adjustments and acquisition-related amortization. Three Months Ended June 30, 2020 Three Months Ended June 30, 2019 (in thousands) Compensation Non- Compensation Total Compensation Non- Compensation Total Net income (loss) $ (9,280) $ 3,237 Acquisition-related amortization(1) $ — $ 5,108 5,108 $ — $ 5,108 5,108 Expense adjustments(2) 3,348 1,589 4,937 2,272 3,656 5,928 Share-based compensation 13,934 — 13,934 5,226 — 5,226 Unrealized (gain) loss in investments — (39) (39) — — — Tax effect of adjustments(3) (870) 1,354 484 (591) (2,278) (2,869) Adjusted net income $ 16,412 $ 8,012 $ 15,144 $ 6,907 $ 6,486 $ 16,630

Adjusted EPS reconciliation – quarter ended June 30, 2020 Three months ended June 30, 2020 2019 Six months ended June 30, 2020 2019 Net income (loss) attributable to common stockholders(9,280)$ 3,237$ (6,544)$ 6,048$ Weighted average number of shares of common stock used in computing net income (loss) per share attributable to common stockholders, basic 67,208,746 66,150,000 67,175,603 66,150,000Net income (loss) per share attributable to common stockholders, basic(0.14)$ 0.05$ (0.10)$ 0.09$ Adjusted net income15,144$ 16,630$ 32,851$ 29,353$ Weighted average shares used in computing net income per share attributable to common stockholders, basic 67,208,746 66,150,000 67,175,603 66,150,000Effect of dilutive shares, adjusted:Unvested RSAs, adjusted 5,166,290 — 5,166,290 —Unvested RSUs, adjusted 80,526 — 78,203 —Unvested SARs, adjusted 146,544 — 148,518 —Diluted number of weighted average shares outstanding, adjusted 72,602,106 66,150,000 72,568,614 66,150,000Adjusted net income per share attributable to common stockholders, diluted0.21$ 0.25$ 0.45$ 0.44